Quarterly Performance Summary
Truist Financial Corporation
Third Quarter 2022

Financial Highlights
	Quarter Ended			Year-to-Date
	September 30		%	September 30		%
(Dollars in millions, except per share data, shares in thousands)	2022	2021	Change	2022	2021	Change
Summary Income Statement
Interest income - taxable equivalent (1)	$4,407	$3,454	27.6%	$11,491	$10,447	10.0%
Interest expense	624	193	NM	1,064	600	77.3
Net interest income - taxable equivalent	3,783	3,261	16.0	10,427	9,847	5.9
Less: Taxable-equivalent adjustment	38	28	35.7	92	84	9.5
Net interest income	3,745	3,233	15.8	10,335	9,763	5.9
Provision for credit losses	234	(324)	(172.2)	310	(710)	(143.7)
Net interest income after provision for credit losses	3,511	3,557	(1.3)	10,025	10,473	(4.3)
Noninterest income	2,102	2,365	(11.1)	6,492	6,967	(6.8)
Noninterest expense	3,613	3,795	(4.8)	10,867	11,416	(4.8)
Income before income taxes	2,000	2,127	(6.0)	5,650	6,024	(6.2)
Provision for income taxes	363	423	(14.2)	1,065	1,189	(10.4)
Net income	1,637	1,704	(3.9)	4,585	4,835	(5.2)
Noncontrolling interests	4	—	NM	6	(3)	NM
Net income available to the bank holding company	1,633	1,704	(4.2)	4,579	4,838	(5.4)
Preferred stock dividends and other	97	88	10.2	262	329	(20.4)
Net income available to common shareholders	1,536	1,616	(5.0)	4,317	4,509	(4.3)
Per Common Share Data
Earnings per share-basic	$1.16	$1.21	(4.1)%	$3.25	$3.37	(3.6)%
Earnings per share-diluted	1.15	1.20	(4.2)	3.22	3.34	(3.6)
Earnings per share-adjusted diluted (2)	1.24	1.42	(12.7)	3.66	4.15	(11.8)
Cash dividends declared	0.52	0.48	8.3	1.48	1.38	7.2
Common shareholders’ equity	40.79	46.62	(12.5)	40.79	46.62	(12.5)
Tangible common shareholders’ equity (2)	18.36	26.34	(30.3)	18.36	26.34	(30.3)
End of period shares outstanding	1,326,766	1,334,892	(0.6)	1,326,766	1,334,892	(0.6)
Weighted average shares outstanding-basic	1,326,539	1,334,825	(0.6)	1,328,569	1,339,558	(0.8)
Weighted average shares outstanding-diluted	1,336,659	1,346,854	(0.8)	1,339,071	1,351,712	(0.9)
Performance Ratios
Return on average assets	1.19%	1.28%		1.13%	1.25%
Return on average risk-weighted assets (current period is preliminary)	1.55	1.77		1.51	1.70
Return on average common shareholders’ equity	10.7	10.2		10.0	9.7
Return on average tangible common shareholders’ equity (2)	23.5	19.3		21.5	18.2
Net interest margin - taxable equivalent	3.12	2.81		2.93	2.90
Fee income ratio	36.0	42.2		38.6	41.6
Efficiency ratio-GAAP	61.8	67.8		64.6	68.2
Efficiency ratio-adjusted (2)	56.4	57.9		57.2	57.0
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.23%	0.23%		0.23%	0.23%
Loans and leases plus foreclosed property	0.37	0.40		0.37	0.40
Net charge-offs as a percentage of average loans and leases	0.27	0.19		0.25	0.24
Allowance for loan and lease losses as a percentage of LHFI	1.34	1.65		1.34	1.65
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.80x	4.35x		3.80x	4.35x
Average Balances
Assets	$545,606	$526,685	3.6%	$540,754	$518,163	4.4%
Securities (3)	145,396	146,272	(0.6)	148,895	134,810	10.4
Loans and leases	311,876	290,338	7.4	301,478	294,248	2.5
Deposits	420,096	402,728	4.3	419,713	394,128	6.5
Common shareholders’ equity	56,813	62,680	(9.4)	57,899	62,215	(6.9)
Total shareholders’ equity	63,510	69,353	(8.4)	64,591	69,353	(6.9)
Period-End Balances
Assets	$548,438	$529,884	3.5%	$548,438	$529,884	3.5%
Securities (3)	131,732	151,038	(12.8)	131,732	151,038	(12.8)
Loans and leases	316,639	290,655	8.9	316,639	290,655	8.9
Deposits	415,992	405,857	2.5	415,992	405,857	2.5
Common shareholders’ equity	54,115	62,227	(13.0)	54,115	62,227	(13.0)
Total shareholders’ equity	60,811	68,900	(11.7)	60,811	68,900	(11.7)
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	9.1%	10.1%		9.1%	10.1%
Tier 1	10.7	11.9		10.7	11.9
Total	12.6	13.9		12.6	13.9
Leverage	8.5	9.0		8.5	9.0
Supplementary leverage	7.3	7.8		7.3	7.8
Applicable ratios are annualized.
NM - not meaningful
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management’s reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2022	2022	2022	2021	2021
Summary Income Statement
Interest income - taxable equivalent (1)	$4,407	$3,701	$3,383	$3,435	$3,454
Interest expense	624	266	174	168	193
Net interest income - taxable equivalent	3,783	3,435	3,209	3,267	3,261
Less: Taxable-equivalent adjustment	38	28	26	24	28
Net interest income	3,745	3,407	3,183	3,243	3,233
Provision for credit losses	234	171	(95)	(103)	(324)
Net interest income after provision for credit losses	3,511	3,236	3,278	3,346	3,557
Noninterest income	2,102	2,248	2,142	2,323	2,365
Noninterest expense	3,613	3,580	3,674	3,700	3,795
Income before income taxes	2,000	1,904	1,746	1,969	2,127
Provision for income taxes	363	372	330	367	423
Net income	1,637	1,532	1,416	1,602	1,704
Noncontrolling interests	4	1	1	—	—
Net income available to the bank holding company	1,633	1,531	1,415	1,602	1,704
Preferred stock dividends and other	97	77	88	78	88
Net income available to common shareholders	1,536	1,454	1,327	1,524	1,616
Per Common Share Data
Earnings per share-basic	$1.16	$1.09	$1.00	$1.15	$1.21
Earnings per share-diluted	1.15	1.09	0.99	1.13	1.20
Earnings per share-adjusted diluted (2)	1.24	1.20	1.23	1.38	1.42
Cash dividends declared	0.52	0.48	0.48	0.48	0.48
Common shareholders’ equity	40.79	42.45	43.82	47.14	46.62
Tangible common shareholders’ equity (2)	18.36	20.51	21.87	25.47	26.34
End of period shares outstanding	1,326,766	1,326,393	1,331,414	1,327,818	1,334,892
Weighted average shares outstanding-basic	1,326,539	1,330,160	1,329,037	1,329,979	1,334,825
Weighted average shares outstanding-diluted	1,336,659	1,338,864	1,341,563	1,343,029	1,346,854
Performance Ratios
Return on average assets	1.19%	1.14%	1.07%	1.19%	1.28%
Return on average risk-weighted assets (current quarter is preliminary)	1.55	1.52	1.46	1.64	1.77
Return on average common shareholders’ equity	10.7	10.3	9.0	9.8	10.2
Return on average tangible common shareholders’ equity (2)	23.5	22.7	18.6	18.9	19.3
Net interest margin - taxable equivalent	3.12	2.89	2.76	2.76	2.81
Fee income ratio	36.0	39.7	40.2	41.7	42.2
Efficiency ratio-GAAP	61.8	63.3	69.0	66.5	67.8
Efficiency ratio-adjusted (2)	56.4	57.0	58.3	56.0	57.9
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.23%	0.22%	0.21%	0.21%	0.23%
Loans and leases plus foreclosed property	0.37	0.38	0.38	0.39	0.40
Net charge-offs as a percentage of average loans and leases	0.27	0.22	0.25	0.25	0.19
Allowance for loan and lease losses as a percentage of LHFI	1.34	1.38	1.44	1.53	1.65
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.80x	3.84x	3.99x	4.07x	4.35x
Average Balances
Assets	$545,606	$540,568	$535,981	$534,911	$526,685
Securities (3)	145,396	148,681	152,687	153,405	146,272
Loans and leases	311,876	299,861	292,484	291,074	290,338
Deposits	420,096	423,750	415,238	410,966	402,728
Common shareholders’ equity	56,813	56,803	60,117	61,807	62,680
Total shareholders’ equity	63,510	63,500	66,798	68,480	69,353
Period-End Balances
Assets	$548,438	$545,123	$543,979	$541,241	$529,884
Securities (3)	131,732	139,359	146,415	154,617	151,038
Loans and leases	316,639	307,300	294,248	294,325	290,655
Deposits	415,992	424,759	428,328	416,488	405,857
Common shareholders’ equity	54,115	56,302	58,348	62,598	62,227
Total shareholders’ equity	60,811	62,999	65,044	69,271	68,900
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	9.1%	9.2%	9.4%	9.6%	10.1%
Tier 1	10.7	10.8	11.0	11.3	11.9
Total	12.6	12.6	13.0	13.2	13.9
Leverage	8.5	8.6	8.6	8.7	9.0
Supplementary leverage	7.3	7.3	7.3	7.4	7.8
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management’s reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

2 Truist Financial Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	Sept. 30		Change		Sept. 30		Change
(Dollars in millions, except per share data, shares in thousands)	2022	2021	$	%	2022	2021	$	%
Interest Income
Interest and fees on loans and leases	$3,490	$2,825	$665	23.5%	$9,032	$8,728	$304	3.5%
Interest on securities	709	548	161	29.4	2,024	1,488	536	36.0
Interest on other earning assets	170	53	117	NM	343	147	196	133.3
Total interest income	4,369	3,426	943	27.5	11,399	10,363	1,036	10.0
Interest Expense
Interest on deposits	331	33	298	NM	462	116	346	NM
Interest on long-term debt	190	151	39	25.8	459	446	13	2.9
Interest on other borrowings	103	9	94	NM	143	38	105	NM
Total interest expense	624	193	431	NM	1,064	600	464	77.3
Net Interest Income	3,745	3,233	512	15.8	10,335	9,763	572	5.9
Provision for credit losses	234	(324)	558	(172.2)	310	(710)	1,020	(143.7)
Net Interest Income After Provision for Credit Losses	3,511	3,557	(46)	(1.3)	10,025	10,473	(448)	(4.3)
Noninterest Income
Insurance income	725	645	80	12.4	2,277	1,961	316	16.1
Investment banking and trading income	222	316	(94)	(29.7)	738	1,064	(326)	(30.6)
Wealth management income	334	356	(22)	(6.2)	1,014	1,042	(28)	(2.7)
Service charges on deposits	263	276	(13)	(4.7)	769	787	(18)	(2.3)
Card and payment related fees	241	225	16	7.1	699	650	49	7.5
Residential mortgage income	72	179	(107)	(59.8)	235	396	(161)	(40.7)
Lending related fees	80	74	6	8.1	265	268	(3)	(1.1)
Operating lease income	66	57	9	15.8	190	191	(1)	(0.5)
Commercial mortgage income	50	54	(4)	(7.4)	108	134	(26)	(19.4)
Income from bank-owned life insurance	49	43	6	14.0	150	139	11	7.9
Securities gains (losses)	(1)	—	(1)	NM	(71)	—	(71)	NM
Other income	1	140	(139)	(99.3)	118	335	(217)	(64.8)
Total noninterest income	2,102	2,365	(263)	(11.1)	6,492	6,967	(475)	(6.8)
Noninterest Expense
Personnel expense	2,116	2,187	(71)	(3.2)	6,269	6,536	(267)	(4.1)
Professional fees and outside processing	352	372	(20)	(5.4)	1,064	1,063	1	0.1
Software expense	225	251	(26)	(10.4)	691	707	(16)	(2.3)
Net occupancy expense	176	187	(11)	(5.9)	565	578	(13)	(2.2)
Amortization of intangibles	140	145	(5)	(3.4)	420	431	(11)	(2.6)
Equipment expense	122	154	(32)	(20.8)	354	389	(35)	(9.0)
Marketing and customer development	105	94	11	11.7	282	226	56	24.8
Operating lease depreciation	45	47	(2)	(4.3)	140	144	(4)	(2.8)
Loan-related expense	46	52	(6)	(11.5)	137	161	(24)	(14.9)
Regulatory costs	52	43	9	20.9	131	99	32	32.3
Merger-related and restructuring charges	62	172	(110)	(64.0)	399	610	(211)	(34.6)
Loss (gain) on early extinguishment of debt	—	—	—	—	(39)	(3)	(36)	NM
Other expense	172	91	81	89.0	454	475	(21)	(4.4)
Total noninterest expense	3,613	3,795	(182)	(4.8)	10,867	11,416	(549)	(4.8)
Earnings
Income before income taxes	2,000	2,127	(127)	(6.0)	5,650	6,024	(374)	(6.2)
Provision for income taxes	363	423	(60)	(14.2)	1,065	1,189	(124)	(10.4)
Net income	1,637	1,704	(67)	(3.9)	4,585	4,835	(250)	(5.2)
Noncontrolling interests	4	—	4	NM	6	(3)	9	NM
Net income available to the bank holding company	1,633	1,704	(71)	(4.2)	4,579	4,838	(259)	(5.4)
Preferred stock dividends and other	97	88	9	10.2	262	329	(67)	(20.4)
Net income available to common shareholders	$1,536	$1,616	$(80)	(5.0)%	$4,317	$4,509	$(192)	(4.3)%
Earnings Per Common Share
Basic	$1.16	$1.21	$(0.05)	(4.1)%	$3.25	$3.37	$(0.12)	(3.6)%
Diluted	1.15	1.20	(0.05)	(4.2)	3.22	3.34	(0.12)	(3.6)
Weighted Average Shares Outstanding
Basic	1,326,539	1,334,825	(8,286)	(0.6)	1,328,569	1,339,558	(10,989)	(0.8)
Diluted	1,336,659	1,346,854	(10,195)	(0.8)	1,339,071	1,351,712	(12,641)	(0.9)
NM - not meaningful

Truist Financial Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2022	2022	2022	2021	2021
Interest Income
Interest and fees on loans and leases	$3,490	$2,898	$2,644	$2,753	$2,825
Interest on securities	709	675	640	602	548
Interest on other earning assets	170	100	73	56	53
Total interest income	4,369	3,673	3,357	3,411	3,426
Interest Expense
Interest on deposits	331	99	32	32	33
Interest on long-term debt	190	137	132	127	151
Interest on other borrowings	103	30	10	9	9
Total interest expense	624	266	174	168	193
Net Interest Income	3,745	3,407	3,183	3,243	3,233
Provision for credit losses	234	171	(95)	(103)	(324)
Net Interest Income After Provision for Credit Losses	3,511	3,236	3,278	3,346	3,557
Noninterest Income
Insurance income	725	825	727	666	645
Investment banking and trading income	222	255	261	377	316
Wealth management income	334	337	343	350	356
Service charges on deposits	263	254	252	273	276
Card and payment related fees	241	246	212	224	225
Residential mortgage income	72	74	89	159	179
Lending related fees	80	100	85	81	74
Operating lease income	66	66	58	71	57
Commercial mortgage income	50	26	32	45	54
Income from bank-owned life insurance	49	50	51	44	43
Securities gains (losses)	(1)	(1)	(69)	—	—
Other income	1	16	101	33	140
Total noninterest income	2,102	2,248	2,142	2,323	2,365
Noninterest Expense
Personnel expense	2,116	2,102	2,051	2,096	2,187
Professional fees and outside processing	352	349	363	379	372
Software expense	225	234	232	238	251
Net occupancy expense	176	181	208	186	187
Amortization of intangibles	140	143	137	143	145
Equipment expense	122	114	118	124	154
Marketing and customer development	105	93	84	68	94
Operating lease depreciation	45	47	48	46	47
Loan-related expense	46	47	44	51	52
Regulatory costs	52	44	35	38	43
Merger-related and restructuring charges	62	121	216	212	172
Loss (gain) on early extinguishment of debt	—	(39)	—	(1)	—
Other expense	172	144	138	120	91
Total noninterest expense	3,613	3,580	3,674	3,700	3,795
Earnings
Income before income taxes	2,000	1,904	1,746	1,969	2,127
Provision for income taxes	363	372	330	367	423
Net income	1,637	1,532	1,416	1,602	1,704
Noncontrolling interests	4	1	1	—	—
Net income available to the bank holding company	1,633	1,531	1,415	1,602	1,704
Preferred stock dividends and other	97	77	88	78	88
Net income available to common shareholders	$1,536	$1,454	$1,327	$1,524	$1,616
Earnings Per Common Share
Basic	$1.16	$1.09	$1.00	$1.15	$1.21
Diluted	1.15	1.09	0.99	1.13	1.20
Weighted Average Shares Outstanding
Basic	1,326,539	1,330,160	1,329,037	1,329,979	1,334,825
Diluted	1,336,659	1,338,864	1,341,563	1,343,029	1,346,854

4 Truist Financial Corporation

Consolidated Ending Balance Sheets - Five Quarter Trend
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2022	2022	2022	2021	2021
Assets
Cash and due from banks	$5,031	$5,511	$5,516	$5,085	$4,656
Interest-bearing deposits with banks	17,194	17,602	23,606	15,210	15,171
Securities borrowed or purchased under resale agreements	2,568	2,650	2,322	4,028	1,919
Trading assets at fair value	5,864	5,230	5,920	4,423	6,972
Securities available for sale at fair value	72,978	79,278	84,753	153,123	151,038
Securities held to maturity at amortized cost	58,754	60,081	61,662	1,494	—
Loans and leases:
Commercial:
Commercial and industrial	153,615	149,840	141,060	138,762	133,791
CRE	22,493	22,149	22,774	23,951	24,309
Commercial construction	5,568	5,157	5,220	4,971	5,689
Consumer:
Residential mortgage	55,529	50,903	48,171	47,852	46,691
Residential home equity and direct	25,657	25,345	24,853	25,066	25,222
Indirect auto	28,239	27,419	25,756	26,441	26,923
Indirect other	12,683	11,961	11,043	10,883	11,155
Student	5,780	6,144	6,514	6,780	7,059
Credit card	4,771	4,744	4,690	4,807	4,683
Total loans and leases held for investment	314,335	303,662	290,081	289,513	285,522
Loans held for sale	2,304	3,638	4,167	4,812	5,133
Total loans and leases	316,639	307,300	294,248	294,325	290,655
Allowance for loan and lease losses	(4,205)	(4,187)	(4,170)	(4,435)	(4,702)
Premises and equipment	3,585	3,682	3,662	3,700	3,719
Goodwill	26,810	26,299	26,284	26,098	24,891
Core deposit and other intangible assets	3,726	3,535	3,693	3,408	2,930
Loan servicing rights at fair value	3,797	3,466	3,013	2,633	2,584
Other assets	35,697	34,676	33,470	32,149	30,051
Total assets	$548,438	$545,123	$543,979	$541,241	$529,884
Liabilities
Deposits:
Noninterest-bearing deposits	$144,826	$147,752	$150,446	$145,892	$143,595
Interest checking	110,397	114,143	119,572	115,754	108,954
Money market and savings	146,315	149,302	143,834	138,956	136,633
Time deposits	14,454	13,562	14,476	15,886	16,675
Total deposits	415,992	424,759	428,328	416,488	405,857
Short-term borrowings	25,687	13,736	5,147	5,292	5,226
Long-term debt	31,172	30,319	33,773	35,913	37,837
Other liabilities	14,776	13,310	11,687	14,277	12,064
Total liabilities	487,627	482,124	478,935	471,970	460,984
Shareholders’ Equity:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Common stock	6,634	6,632	6,657	6,639	6,674
Additional paid-in capital	34,487	34,410	34,539	34,565	34,977
Retained earnings	25,344	24,500	23,687	22,998	22,114
Accumulated other comprehensive loss	(12,350)	(9,240)	(6,535)	(1,604)	(1,538)
Noncontrolling interests	23	24	23	—	—
Total shareholders’ equity	60,811	62,999	65,044	69,271	68,900
Total liabilities and shareholders’ equity	$548,438	$545,123	$543,979	$541,241	$529,884

Truist Financial Corporation 5

Average Balance Sheets
	Quarter Ended				Year-to-Date
	September 30		Change		September 30		Change
(Dollars in millions)	2022	2021	$	%	2022	2021	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$10,925	$9,699	$1,226	12.6%	$10,457	$6,872	$3,585	52.2%
U.S. government-sponsored entities (GSE)	305	1,830	(1,525)	(83.3)	557	1,837	(1,280)	(69.7)
Mortgage-backed securities issued by GSE	129,703	132,890	(3,187)	(2.4)	133,338	125,157	8,181	6.5
States and political subdivisions	395	425	(30)	(7.1)	380	435	(55)	(12.6)
Non-agency mortgage-backed	4,016	1,398	2,618	187.3	4,112	477	3,635	NM
Other	52	30	22	73.3	51	32	19	59.4
Total securities	145,396	146,272	(876)	(0.6)	148,895	134,810	14,085	10.4
Loans and leases:
Commercial:
Commercial and industrial	152,123	134,942	17,181	12.7	145,566	138,146	7,420	5.4
CRE	22,245	24,849	(2,604)	(10.5)	22,765	25,563	(2,798)	(10.9)
Commercial construction	5,284	5,969	(685)	(11.5)	5,196	6,293	(1,097)	(17.4)
Consumer:
Residential mortgage	53,271	45,369	7,902	17.4	50,180	44,931	5,249	11.7
Residential home equity and direct	25,394	25,242	152	0.6	25,136	25,378	(242)	(1.0)
Indirect auto	28,057	26,830	1,227	4.6	26,888	26,547	341	1.3
Indirect other	12,300	11,112	1,188	10.7	11,549	10,920	629	5.8
Student	5,958	7,214	(1,256)	(17.4)	6,310	7,375	(1,065)	(14.4)
Credit card	4,755	4,632	123	2.7	4,721	4,610	111	2.4
Total loans and leases held for investment	309,387	286,159	23,228	8.1	298,311	289,763	8,548	2.9
Loans held for sale	2,489	4,179	(1,690)	(40.4)	3,167	4,485	(1,318)	(29.4)
Total loans and leases	311,876	290,338	21,538	7.4	301,478	294,248	7,230	2.5
Interest earning trading assets	5,446	5,809	(363)	(6.2)	5,784	5,208	576	11.1
Other earning assets	19,631	19,331	300	1.6	19,924	19,453	471	2.4
Total earning assets	482,349	461,750	20,599	4.5	476,081	453,719	22,362	4.9
Nonearning assets	63,257	64,935	(1,678)	(2.6)	64,673	64,444	229	0.4
Total assets	$545,606	$526,685	$18,921	3.6%	$540,754	$518,163	$22,591	4.4%
Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing deposits	$146,041	$141,738	$4,303	3.0%	$146,862	$136,118	$10,744	7.9%
Interest checking	111,645	107,802	3,843	3.6	112,058	106,234	5,824	5.5
Money market and savings	147,659	136,094	11,565	8.5	145,953	133,167	12,786	9.6
Time deposits	14,751	17,094	(2,343)	(13.7)	14,840	18,609	(3,769)	(20.3)
Total deposits	420,096	402,728	17,368	4.3	419,713	394,128	25,585	6.5
Short-term borrowings	17,392	5,360	12,032	NM	11,356	6,081	5,275	86.7
Long-term debt	31,381	37,329	(5,948)	(15.9)	32,646	37,339	(4,693)	(12.6)
Other liabilities	13,227	11,915	1,312	11.0	12,448	11,262	1,186	10.5
Total liabilities	482,096	457,332	24,764	5.4	476,163	448,810	27,353	6.1
Shareholders’ equity	63,510	69,353	(5,843)	(8.4)	64,591	69,353	(4,762)	(6.9)
Total liabilities and shareholders’ equity	$545,606	$526,685	$18,921	3.6%	$540,754	$518,163	$22,591	4.4%
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.
NM - not meaningful

6 Truist Financial Corporation

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2022	2022	2022	2021	2021
Assets
Securities at amortized cost (1):
U.S. Treasury	$10,925	$10,544	$9,890	$9,891	$9,699
U.S. government-sponsored entities (GSE)	305	255	1,120	1,686	1,830
Mortgage-backed securities issued by GSE	129,703	133,339	137,052	137,651	132,890
States and political subdivisions	395	371	374	410	425
Non-agency mortgage-backed	4,016	4,097	4,224	3,738	1,398
Other	52	75	27	29	30
Total securities	145,396	148,681	152,687	153,405	146,272
Loans and leases:
Commercial:
Commercial and industrial	152,123	145,558	138,872	134,804	134,942
CRE	22,245	22,508	23,555	24,396	24,849
Commercial construction	5,284	5,256	5,046	5,341	5,969
Consumer:
Residential mortgage	53,271	49,237	47,976	47,185	45,369
Residential home equity and direct	25,394	25,124	24,883	25,146	25,242
Indirect auto	28,057	26,496	26,088	26,841	26,830
Indirect other	12,300	11,471	10,860	10,978	11,112
Student	5,958	6,331	6,648	6,884	7,214
Credit card	4,755	4,728	4,682	4,769	4,632
Total loans and leases held for investment	309,387	296,709	288,610	286,344	286,159
Loans held for sale	2,489	3,152	3,874	4,730	4,179
Total loans and leases	311,876	299,861	292,484	291,074	290,338
Interest earning trading assets	5,446	6,073	5,837	6,772	5,809
Other earning assets	19,631	21,203	18,932	19,634	19,331
Total earning assets	482,349	475,818	469,940	470,885	461,750
Nonearning assets	63,257	64,750	66,041	64,026	64,935
Total assets	$545,606	$540,568	$535,981	$534,911	$526,685
Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing deposits	$146,041	$148,610	$145,933	$146,492	$141,738
Interest checking	111,645	112,375	112,159	110,506	107,802
Money market and savings	147,659	148,632	141,500	137,676	136,094
Time deposits	14,751	14,133	15,646	16,292	17,094
Total deposits	420,096	423,750	415,238	410,966	402,728
Short-term borrowings	17,392	9,618	6,944	6,433	5,360
Long-term debt	31,381	31,263	35,337	37,623	37,329
Other liabilities	13,227	12,437	11,664	11,409	11,915
Total liabilities	482,096	477,068	469,183	466,431	457,332
Shareholders’ equity	63,510	63,500	66,798	68,480	69,353
Total liabilities and shareholders’ equity	$545,606	$540,568	$535,981	$534,911	$526,685
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

Truist Financial Corporation 7

Average Balances and Rates - Quarters
	Quarter Ended
	September 30, 2022			June 30, 2022
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$10,925	$26	0.93%	$10,544	$22	0.86%
U.S. government-sponsored entities (GSE)	305	1	2.56	255	1	1.96
Mortgage-backed securities issued by GSE	129,703	655	2.02	133,339	625	1.88
States and political subdivisions	395	4	3.92	371	4	3.83
Non-agency mortgage-backed	4,016	24	2.32	4,097	23	2.30
Other	52	—	3.94	75	1	3.66
Total securities	145,396	710	1.95	148,681	676	1.82
Loans and leases:
Commercial:
Commercial and industrial	152,123	1,564	4.08	145,558	1,174	3.24
CRE	22,245	245	4.32	22,508	193	3.41
Commercial construction	5,284	62	4.83	5,256	43	3.46
Consumer:
Residential mortgage	53,271	478	3.59	49,237	440	3.58
Residential home equity and direct	25,394	361	5.64	25,124	329	5.25
Indirect auto	28,057	382	5.40	26,496	362	5.47
Indirect other	12,300	200	6.46	11,471	180	6.27
Student	5,958	85	5.64	6,331	66	4.20
Credit card	4,755	119	9.97	4,728	105	8.91
Total loans and leases held for investment	309,387	3,496	4.49	296,709	2,892	3.91
Loans held for sale	2,489	30	4.81	3,152	33	4.20
Total loans and leases	311,876	3,526	4.49	299,861	2,925	3.91
Interest earning trading assets	5,446	62	4.49	6,073	55	3.55
Other earning assets	19,631	109	2.24	21,203	45	0.85
Total earning assets	482,349	4,407	3.63	475,818	3,701	3.12
Nonearning assets	63,257			64,750
Total assets	$545,606			$540,568
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$111,645	158	0.56	$112,375	43	0.15
Money market and savings	147,659	159	0.43	148,632	50	0.13
Time deposits	14,751	14	0.40	14,133	6	0.17
Total interest-bearing deposits (4)	274,055	331	0.48	275,140	99	0.14
Short-term borrowings	17,392	103	2.34	9,618	30	1.26
Long-term debt	31,381	190	2.43	31,263	137	1.75
Total interest-bearing liabilities	322,828	624	0.77	316,021	266	0.34
Noninterest-bearing deposits (4)	146,041			148,610
Other liabilities	13,227			12,437
Shareholders’ equity	63,510			63,500
Total liabilities and shareholders’ equity	$545,606			$540,568
Average interest-rate spread			2.86			2.78

Net interest income/ net interest margin - taxable equivalent		$3,783	3.12%		$3,435	2.89%
Taxable-equivalent adjustment		$38			$28
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.31% and 0.09% for the three months ended September 30, 2022 and June 30, 2022, respectively.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	March 31, 2022			December 31, 2021			September 30, 2021
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$9,890	$18	0.72%	$9,891	$18	0.72%	$9,699	$18	0.72%
U.S. government-sponsored entities (GSE)	1,120	6	2.13	1,686	9	2.20	1,830	10	2.31
Mortgage-backed securities issued by GSE	137,052	590	1.72	137,651	552	1.60	132,890	509	1.53
States and political subdivisions	374	3	3.72	410	3	3.60	425	4	3.52
Non-agency mortgage-backed	4,224	24	2.25	3,738	20	2.23	1,398	8	2.20
Other	27	—	2.04	29	1	1.90	30	—	1.90
Total securities	152,687	641	1.68	153,405	603	1.57	146,272	549	1.50
Loans and leases:
Commercial:
Commercial and industrial	138,872	987	2.88	134,804	986	2.90	134,942	1,023	3.01
CRE	23,555	168	2.84	24,396	175	2.81	24,849	181	2.86
Commercial construction	5,046	35	3.05	5,341	38	2.96	5,969	42	2.96
Consumer:
Residential mortgage	47,976	428	3.57	47,185	453	3.84	45,369	450	3.96
Residential home equity and direct	24,883	330	5.38	25,146	352	5.55	25,242	360	5.67
Indirect auto	26,088	357	5.56	26,841	389	5.75	26,830	405	5.99
Indirect other	10,860	169	6.32	10,978	176	6.42	11,112	183	6.54
Student	6,648	63	3.86	6,884	70	4.07	7,214	74	4.02
Credit card	4,682	104	8.97	4,769	105	8.69	4,632	105	9.01
Total loans and leases held for investment	288,610	2,641	3.70	286,344	2,744	3.81	286,159	2,823	3.92
Loans held for sale	3,874	28	2.87	4,730	32	2.66	4,179	28	2.69
Total loans and leases	292,484	2,669	3.69	291,074	2,776	3.79	290,338	2,851	3.90
Interest earning trading assets	5,837	43	3.04	6,772	46	2.72	5,809	41	2.81
Other earning assets	18,932	30	0.63	19,634	10	0.20	19,331	13	0.25
Total earning assets	469,940	3,383	2.90	470,885	3,435	2.90	461,750	3,454	2.98
Nonearning assets	66,041			64,026			64,935
Total assets	$535,981			$534,911			$526,685
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$112,159	14	0.05	$110,506	15	0.05	$107,802	14	0.05
Money market and savings	141,500	11	0.03	137,676	8	0.03	136,094	9	0.03
Time deposits	15,646	7	0.18	16,292	9	0.21	17,094	10	0.23
Total interest-bearing deposits (4)	269,305	32	0.05	264,474	32	0.05	260,990	33	0.05
Short-term borrowings	6,944	10	0.60	6,433	9	0.55	5,360	9	0.68
Long-term debt	35,337	132	1.50	37,623	127	1.35	37,329	151	1.61
Total interest-bearing liabilities	311,586	174	0.22	308,530	168	0.22	303,679	193	0.25
Noninterest-bearing deposits (4)	145,933			146,492			141,738
Other liabilities	11,664			11,409			11,915
Shareholders’ equity	66,798			68,480			69,353
Total liabilities and shareholders’ equity	$535,981			$534,911			$526,685
Average interest-rate spread			2.68			2.68			2.73

Net interest income/ net interest margin - taxable equivalent		$3,209	2.76%		$3,267	2.76%		$3,261	2.81%
Taxable-equivalent adjustment		$26			$24			$28
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.03%, 0.03%, and 0.03% for the three months ended March 31, 2022, December 31, 2021, and September 30, 2021, respectively.

Truist Financial Corporation 9

Average Balances and Rates - Year-To-Date
	Year-to-Date
	September 30, 2022			September 30, 2021
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$10,457	$66	0.84%	$6,872	$38	0.74%
U.S. government-sponsored entities (GSE)	557	8	2.19	1,837	32	2.32
Mortgage-backed securities issued by GSE	133,338	1,870	1.87	125,157	1,401	1.49
States and political subdivisions	380	11	3.82	435	12	3.53
Non-agency mortgage-backed	4,112	71	2.29	477	8	2.18
Other	51	1	3.46	32	—	1.90
Total securities	148,895	2,027	1.82	134,810	1,491	1.48
Loans and leases:
Commercial:
Commercial and industrial	145,566	3,725	3.42	138,146	3,188	3.08
CRE	22,765	606	3.52	25,563	553	2.86
Commercial construction	5,196	140	3.80	6,293	135	2.98
Consumer:
Residential mortgage	50,180	1,346	3.58	44,931	1,431	4.25
Residential home equity and direct	25,136	1,020	5.43	25,378	1,089	5.74
Indirect auto	26,888	1,101	5.47	26,547	1,240	6.25
Indirect other	11,549	549	6.36	10,920	555	6.79
Student	6,310	214	4.54	7,375	219	3.96
Credit card	4,721	328	9.29	4,610	310	8.99
Total loans and leases held for investment	298,311	9,029	4.04	289,763	8,720	4.02
Loans held for sale	3,167	91	3.82	4,485	88	2.61
Total loans and leases	301,478	9,120	4.04	294,248	8,808	4.00
Interest earning trading assets	5,784	160	3.67	5,208	110	2.80
Other earning assets	19,924	184	1.24	19,453	38	0.26
Total earning assets	476,081	11,491	3.22	453,719	10,447	3.08
Nonearning assets	64,673			64,444
Total assets	$540,754			$518,163
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$112,058	215	0.26	$106,234	44	0.06
Money market and savings	145,953	220	0.20	133,167	27	0.03
Time deposits	14,840	27	0.25	18,609	45	0.32
Total interest-bearing deposits (4)	272,851	462	0.23	258,010	116	0.06
Short-term borrowings	11,356	143	1.68	6,081	38	0.84
Long-term debt	32,646	459	1.88	37,339	446	1.59
Total interest-bearing liabilities	316,853	1,064	0.45	301,430	600	0.27
Noninterest-bearing deposits (4)	146,862			136,118
Other liabilities	12,448			11,262
Shareholders’ equity	64,591			69,353
Total liabilities and shareholders’ equity	$540,754			$518,163
Average interest-rate spread			2.77			2.81

Net interest income/ net interest margin - taxable equivalent		$10,427	2.93%		$9,847	2.90%
Taxable-equivalent adjustment		$92			$84
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.15% and 0.04% for the year ended September 30, 2022 and 2021, respectively.

10 Truist Financial Corporation

Credit Quality
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2022	2022	2022	2021	2021
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$443	$393	$330	$394	$423
CRE	5	19	27	29	20
Commercial construction	—	—	—	7	7
Consumer:
Residential mortgage	227	269	315	296	306
Residential home equity and direct	166	159	141	141	146
Indirect auto	260	244	227	218	172
Indirect other	5	6	4	5	6
Total nonaccrual loans and leases held for investment	1,106	1,090	1,044	1,090	1,080
Loans held for sale	72	33	39	22	76
Total nonaccrual loans and leases	1,178	1,123	1,083	1,112	1,156
Foreclosed real estate	4	3	3	8	9
Other foreclosed property	58	47	49	43	39
Total nonperforming assets	$1,240	$1,173	$1,135	$1,163	$1,204
Troubled Debt Restructurings (TDRs)
Performing TDRs:
Commercial:
Commercial and industrial	$165	$105	$104	$147	$200
CRE	5	5	5	5	8
Commercial construction	1	1	1	—	—
Consumer:
Residential mortgage - government guaranteed	839	761	622	480	507
Residential mortgage - nonguaranteed	305	281	244	212	205
Residential home equity and direct	78	84	91	98	105
Indirect auto	425	401	392	389	390
Indirect other	7	6	6	7	7
Student - nonguaranteed	29	27	25	25	23
Credit card	19	22	25	27	30
Total performing TDRs	1,873	1,693	1,515	1,390	1,475
Nonperforming TDRs	187	204	189	152	159
Total TDRs	$2,060	$1,897	$1,704	$1,542	$1,634
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$44	$27	$22	$13	$18
CRE	1	3	—	—	—
Commercial construction	—	3	—	—	—
Consumer:
Residential mortgage - government guaranteed	808	884	996	978	823
Residential mortgage - nonguaranteed	26	27	31	31	29
Residential home equity and direct	12	10	12	9	7
Indirect auto	1	1	1	1	2
Indirect other	6	3	2	3	2
Student - government guaranteed	770	796	818	864	965
Student - nonguaranteed	5	5	4	4	3
Credit card	36	28	28	27	23
Total loans 90 days past due and still accruing	$1,709	$1,787	$1,914	$1,930	$1,872
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$162	$223	$280	$130	$135
CRE	15	10	13	20	4
Commercial construction	3	4	1	2	2
Consumer:
Residential mortgage - government guaranteed	234	233	216	256	264
Residential mortgage - nonguaranteed	300	302	326	258	231
Residential home equity and direct	122	156	142	107	81
Indirect auto	591	584	529	607	560
Indirect other	97	78	65	64	53
Student - government guaranteed	375	447	476	549	451
Student - nonguaranteed	6	6	6	6	5
Credit card	52	48	47	45	37
Total loans 30-89 days past due	$1,957	$2,091	$2,101	$2,044	$1,823

Truist Financial Corporation 11

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2022	2022	2022	2021	2021
Allowance for Credit Losses
Beginning balance	$4,434	$4,423	$4,695	$4,978	$5,436
Provision for credit losses	234	171	(95)	(103)	(324)
Charge-offs:
Commercial:
Commercial and industrial	(51)	(17)	(31)	(54)	(57)
CRE	—	(1)	(1)	(5)	(1)
Commercial construction	—	—	(1)	—	—
Consumer:
Residential mortgage	(4)	(2)	(2)	(1)	(7)
Residential home equity and direct	(86)	(85)	(58)	(51)	(51)
Indirect auto	(103)	(77)	(102)	(89)	(73)
Indirect other	(26)	(18)	(19)	(16)	(13)
Student	(7)	(4)	(6)	(12)	(6)
Credit card	(42)	(40)	(41)	(37)	(31)
Total charge-offs	(319)	(244)	(261)	(265)	(239)
Recoveries:
Commercial:
Commercial and industrial	43	13	17	23	42
CRE	—	6	1	—	1
Commercial construction	2	1	1	1	1
Consumer:
Residential mortgage	3	4	6	2	3
Residential home equity and direct	23	20	20	21	20
Indirect auto	21	26	23	21	22
Indirect other	6	6	6	6	5
Student	—	—	—	—	1
Credit card	8	9	9	9	9
Total recoveries	106	85	83	83	104
Net charge-offs	(213)	(159)	(178)	(182)	(135)
Other	—	(1)	1	2	1
Ending balance	$4,455	$4,434	$4,423	$4,695	$4,978
Allowance for Credit Losses:
Allowance for loan and lease losses	$4,205	$4,187	$4,170	$4,435	$4,702
Reserve for unfunded lending commitments (RUFC)	250	247	253	260	276
Allowance for credit losses	$4,455	$4,434	$4,423	$4,695	$4,978
12 Truist Financial Corporation

	As of/For the Year-to-Date
	Period Ended Sept. 30
(Dollars in millions)	2022	2021
Allowance for Credit Losses
Beginning balance	$4,695	$6,199
Provision for credit losses	310	(710)
Charge-offs:
Commercial:
Commercial and industrial	(99)	(189)
CRE	(2)	(5)
Commercial construction	(1)	(2)
Consumer:
Residential mortgage	(8)	(22)
Residential home equity and direct	(229)	(163)
Indirect auto	(282)	(247)
Indirect other	(63)	(41)
Student	(17)	(12)
Credit card	(123)	(113)
Total charge-offs	(824)	(794)
Recoveries:
Commercial:
Commercial and industrial	73	84
CRE	7	6
Commercial construction	4	3
Consumer:
Residential mortgage	13	10
Residential home equity and direct	63	58
Indirect auto	70	71
Indirect other	18	18
Student	—	1
Credit card	26	28
Total recoveries	274	279
Net charge-offs	(550)	(515)
Other	—	4
Ending balance	$4,455	$4,978

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2022	2022	2022	2021	2021
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.62%	0.69%	0.72%	0.71%	0.64%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.54	0.59	0.66	0.67	0.66
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.35	0.36	0.36	0.38	0.38
Nonperforming loans and leases as a percentage of loans and leases (1)	0.37	0.37	0.37	0.38	0.40
Nonperforming assets as a percentage of:
Total assets (1)	0.23	0.22	0.21	0.21	0.23
Loans and leases plus foreclosed property	0.37	0.38	0.38	0.39	0.40
Net charge-offs as a percentage of average loans and leases	0.27	0.22	0.25	0.25	0.19
Allowance for loan and lease losses as a percentage of loans and leases	1.34	1.38	1.44	1.53	1.65
Ratio of allowance for loan and lease losses to:
Net charge-offs	4.98X	6.54X	5.78X	6.14X	8.79X
Nonperforming loans and leases	3.80X	3.84X	3.99X	4.07X	4.35X
Asset Quality Ratios (Excluding PPP and other Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.03%	0.03%
Applicable ratios are annualized.
(1)Includes loans held for sale.

				As of/For the Year-to-Date
				Period Ended Sept. 30
				2022	2021
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.25%	0.24%
Ratio of allowance for loan and lease losses to net charge-offs				5.72X	6.83X
Applicable ratios are annualized.

Truist Financial Corporation 13

	September 30, 2022
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$163	98.8%	$1	0.6%	$1	0.6%	$165
CRE	5	100.0	—	—	—	—	5
Commercial construction	1	100.0	—	—	—	—	1
Consumer:
Residential mortgage - government guaranteed	439	52.4	90	10.7	310	36.9	839
Residential mortgage - nonguaranteed	268	87.8	28	9.2	9	3.0	305
Residential home equity and direct	76	97.4	2	2.6	—	—	78
Indirect auto	355	83.5	70	16.5	—	—	425
Indirect other	6	85.7	1	14.3	—	—	7
Student - nonguaranteed	26	89.7	2	6.9	1	3.4	29
Credit card	16	84.2	2	10.5	1	5.3	19
Total performing TDRs (1)	1,355	72.3	196	10.5	322	17.2	1,873
Nonperforming TDRs (2)	78	41.7	29	15.5	80	42.8	187
Total TDRs (1)(2)	$1,433	69.6%	$225	10.9%	$402	19.5%	$2,060
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			Sept. 30	June 30	March 31	Dec. 31	Sept. 30
			2022	2022	2022	2021	2021
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.02%	0.01%	0.04%	0.09%	0.04%
CRE			(0.01)	(0.10)	0.01	0.07	—
Commercial construction			(0.10)	(0.08)	(0.02)	(0.10)	(0.06)
Consumer:
Residential mortgage			0.01	(0.02)	(0.03)	(0.02)	0.04
Residential home equity and direct			1.01	1.04	0.61	0.49	0.49
Indirect auto			1.15	0.77	1.23	1.01	0.75
Indirect other			0.66	0.43	0.48	0.39	0.26
Student			0.40	0.30	0.33	0.65	0.31
Credit card			2.80	2.63	2.77	2.31	1.90
Total loans and leases			0.27	0.22	0.25	0.25	0.19
Applicable ratios are annualized.

Credit Quality - Allowance with Fair Value Marks

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2022	2022	2022	2021	2021
ALLL	$4,205	$4,187	$4,170	$4,435	$4,702
Unamortized fair value mark (1)	826	924	1,119	1,323	1,540
Allowance plus unamortized fair value mark	$5,031	$5,111	$5,289	$5,758	$6,242

Loans and leases held for investment	$314,335	$303,662	$290,081	$289,513	$285,522
Unamortized fair value mark (1)	826	924	1,119	1,323	1,540
Gross loans and leases	$315,161	$304,586	$291,200	$290,836	$287,062

Allowance for loan and lease losses as a percentage of loans and leases - GAAP	1.34%	1.38%	1.44%	1.53%	1.65%
Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases - Adjusted (1) (2)	1.60	1.68	1.82	1.98	2.17
(1)Unamortized fair value mark includes credit, interest rate, and liquidity components.
(2)Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases is a non-GAAP measurement of credit reserves that is calculated by adjusting the ALLL and loans and leases held for investment by the unamortized fair value mark. Truist’s management uses these measures to assess loss absorption capacity.
14 Truist Financial Corporation

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2022	2022	2022	2021	2021
Loans and Leases (2)
Beginning balance unamortized fair value mark	$(924)	$(1,119)	$(1,323)	$(1,540)	$(1,777)
Accretion	96	189	191	217	233
Purchase accounting adjustments and other activity	2	6	13	—	4
Ending balance	$(826)	$(924)	$(1,119)	$(1,323)	$(1,540)
Core deposit and other intangible assets
Beginning balance	$3,535	$3,693	$3,408	$2,930	$2,665
Additions - acquisitions	336	—	430	647	418
Amortization of intangibles	(140)	(143)	(137)	(143)	(145)
Amortization in net occupancy expense	(5)	(5)	(8)	(3)	(4)
Purchase accounting adjustments and other activity	—	(10)	—	(23)	(4)
Ending balance	$3,726	$3,535	$3,693	$3,408	$2,930
Deposits (3)
Beginning balance unamortized fair value mark	$(3)	$(5)	$(7)	$(9)	$(12)
Amortization	2	2	2	2	3
Ending balance	$(1)	$(3)	$(5)	$(7)	$(9)
Long-Term Debt (3)
Beginning balance unamortized fair value mark	$(109)	$(122)	$(139)	$(157)	$(176)
Amortization	15	13	17	18	19
Ending balance	$(94)	$(109)	$(122)	$(139)	$(157)
(1)Includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

Truist Financial Corporation 15

Segment Financial Performance - Preliminary
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2022	2022	2022	2021	2021
Consumer Banking and Wealth
Net interest income (expense)	$1,685	$1,567	$1,528	$1,629	$1,665
Net intersegment interest income (expense)	960	710	655	597	485
Segment net interest income	2,645	2,277	2,183	2,226	2,150
Allocated provision for credit losses	283	199	74	59	(5)
Noninterest income	882	891	950	992	1,028
Noninterest expense	1,952	1,952	1,908	1,971	1,985
Income (loss) before income taxes	1,292	1,017	1,151	1,188	1,198
Provision (benefit) for income taxes	306	241	278	244	265
Segment net income (loss)	$986	$776	$873	$944	$933

Corporate and Commercial Banking
Net interest income (expense)	$1,601	$1,277	$1,094	$1,106	$1,126
Net intersegment interest income (expense)	22	68	173	194	158
Segment net interest income	1,623	1,345	1,267	1,300	1,284
Allocated provision for credit losses	(50)	(28)	(150)	(183)	(264)
Noninterest income	604	636	619	790	752
Noninterest expense	795	781	757	798	804
Income (loss) before income taxes	1,482	1,228	1,279	1,475	1,496
Provision (benefit) for income taxes	318	266	279	297	315
Segment net income (loss)	$1,164	$962	$1,000	$1,178	$1,181

Insurance Holdings
Net interest income (expense)	$40	$30	$24	$23	$27
Net intersegment interest income (expense)	(7)	(2)	—	—	1
Segment net interest income	33	28	24	23	28
Allocated provision for credit losses	1	1	—	(1)	1
Noninterest income	734	833	737	681	652
Noninterest expense	640	623	560	546	537
Income (loss) before income taxes	126	237	201	159	142
Provision (benefit) for income taxes	31	58	50	32	31
Segment net income (loss)	$95	$179	$151	$127	$111

Other, Treasury & Corporate (1)
Net interest income (expense)	$419	$533	$537	$485	$415
Net intersegment interest income (expense)	(975)	(776)	(828)	(791)	(644)
Segment net interest income	(556)	(243)	(291)	(306)	(229)
Allocated provision for credit losses	—	(1)	(19)	22	(56)
Noninterest income	(118)	(112)	(164)	(140)	(67)
Noninterest expense	226	224	449	385	469
Income (loss) before income taxes	(900)	(578)	(885)	(853)	(709)
Provision (benefit) for income taxes	(292)	(193)	(277)	(206)	(188)
Segment net income (loss)	$(608)	$(385)	$(608)	$(647)	$(521)

Total Truist Financial Corporation
Net interest income (expense)	$3,745	$3,407	$3,183	$3,243	$3,233
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,745	3,407	3,183	3,243	3,233
Allocated provision for credit losses	234	171	(95)	(103)	(324)
Noninterest income	2,102	2,248	2,142	2,323	2,365
Noninterest expense	3,613	3,580	3,674	3,700	3,795
Income (loss) before income taxes	2,000	1,904	1,746	1,969	2,127
Provision (benefit) for income taxes	363	372	330	367	423
Net income	$1,637	$1,532	$1,416	$1,602	$1,704
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

16 Truist Financial Corporation

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2022	2022	2022	2021	2021
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$38,276	$38,016	$37,225	$37,524	$38,859
Tier 1	44,947	44,686	43,895	44,194	45,529
Total	53,223	52,186	51,599	51,518	53,228
Risk-weighted assets	421,873	413,384	397,855	390,886	383,871
Average quarterly assets for leverage ratio	526,453	521,113	512,694	510,404	503,223
Average quarterly assets for supplementary leverage ratio	617,146	608,770	599,415	595,075	585,420
Risk-based capital ratios:
Common equity tier 1	9.1%	9.2%	9.4%	9.6%	10.1%
Tier 1	10.7	10.8	11.0	11.3	11.9
Total	12.6	12.6	13.0	13.2	13.9
Leverage capital ratio	8.5	8.6	8.6	8.7	9.0
Supplementary leverage	7.3	7.3	7.3	7.4	7.8
Equity as a percentage of total assets	11.1	11.6	12.0	12.8	13.0
Common equity per common share	$40.79	$42.45	$43.82	$47.14	$46.62

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2022	2022	2022	2021	2021
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders’ equity	$60,811	$62,999	$65,044	$69,271	$68,900
Less:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Noncontrolling interests	23	24	23	—	—
Intangible assets, net of deferred taxes	29,752	29,095	29,229	28,772	27,066
Tangible common equity	$24,363	$27,207	$29,119	$33,826	$35,161

Outstanding shares at end of period (in thousands)	1,326,766	1,326,393	1,331,414	1,327,818	1,334,892
Tangible Common Equity Per Common Share	$18.36	$20.51	$21.87	$25.47	$26.34
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.
Truist Financial Corporation 17

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data)	2022	2022	2022	2021	2021
Residential Mortgage Income
Residential mortgage production revenue	$1	$36	$52	$115	$139
Residential mortgage servicing income:
Residential mortgage servicing revenue	165	152	145	155	157
Realization of expected residential MSR cash flows	(85)	(103)	(109)	(143)	(146)
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	166	254	350	(25)	77
MSRs hedge gains (losses)	(175)	(265)	(349)	57	(48)
Net MSRs valuation	(9)	(11)	1	32	29
Total residential mortgage servicing income	$71	$38	$37	$44	$40
Total residential mortgage income	$72	$74	$89	$159	$179
Commercial Mortgage Income
Commercial mortgage production revenue	$30	$21	$32	$40	$48
Commercial mortgage servicing income:
Commercial mortgage servicing revenue	17	17	17	18	17
Realization of expected commercial MSR cash flows	(12)	(15)	(17)	(12)	(11)
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	24	8	9	(1)	1
MSRs hedge gains (losses)	(9)	(5)	(9)	—	(1)
Net MSRs valuation	15	3	—	(1)	—
Total commercial mortgage servicing income	$20	$5	$—	$5	$6
Commercial mortgage income	$50	$26	$32	$45	$54
Other Mortgage Banking Information
Residential mortgage loan originations	$11,746	$11,330	$11,408	$14,458	$15,852
Residential mortgage servicing portfolio (1):
Loans serviced for others	218,740	209,504	195,737	196,011	198,119
Bank-owned loans serviced	56,786	53,341	50,927	50,716	50,427
Total servicing portfolio	275,526	262,845	246,664	246,727	248,546
Weighted-average coupon rate on mortgage loans serviced for others	3.45%	3.42%	3.41%	3.44%	3.49%
Weighted-average servicing fee on mortgage loans serviced for others	0.30	0.30	0.31	0.31	0.31

Additional Information
Brokered deposits (2)	$20,239	$22,926	$19,092	$9,627	$10,980

NQDCP income (expense):
Interest income	$2	$2	$19	$1	$2
Other income	(28)	(30)	(44)	(7)	30
Personnel expense	26	28	25	6	(32)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Fair value of derivatives, net	$(2,267)	$(528)	$631	$1,784	$2,375
CVA/DVA income (expense) included in investment banking and trading income	20	12	24	12	16

Common stock prices:
High	52.22	57.50	68.95	65.42	60.74
Low	42.56	44.75	56.19	54.73	51.87
End of period	43.54	47.43	56.70	58.55	58.65
Banking offices	2,119	2,117	2,112	2,517	2,518
ATMs	3,185	3,194	3,214	3,670	3,684
FTEs (3)	52,648	51,349	51,169	51,348	52,675
(1)Amounts reported are unpaid principal balance.
(2)Amounts primarily represent interest checking and money market and savings deposits.
(3)FTEs represents an average for the quarter.
18 Truist Financial Corporation

Selected Items (1)
	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
Third Quarter 2022
Incremental operating expenses related to the merger ($72 million professional fees and outside processing and $18 million other line items)	$(90)	$(69)
Second Quarter 2022
Incremental operating expenses related to the merger ($103 million professional fees and outside processing, $11 million personnel expense, and $3 million other line items)	$(117)	$(89)

First Quarter 2022
Incremental operating expenses related to the merger ($133 million professional fees and outside processing, $24 million personnel expense, $20 million net occupancy expense, and $25 million other line items)	$(202)	$(155)
Gain on redemption of noncontrolling equity interest related to the acquisition of certain merchant services relationships (other income)	74	57

Fourth Quarter 2021
Incremental operating expenses related to the merger ($144 million professional fees and outside processing, $59 million personnel expense, and $12 million other line items)	$(215)	$(165)

Third Quarter 2021
Incremental operating expenses related to the merger ($132 million professional fees and outside processing, $41 million personnel expense, and $18 million other line items)	$(191)	$(147)
Professional fee accrual (professional fees and outside processing)	(30)	(23)

Second Quarter 2021
Charitable contribution (other expense)	$(200)	$(153)
Incremental operating expenses related to the merger ($137 million professional fees and outside processing, $42 million personnel expense, and $11 million other line items)	(190)	(146)

First Quarter 2021
Incremental operating expenses related to the merger ($120 million professional fees and outside processing, $42 million personnel expense, and $13 million other line items)	$(175)	$(134)
Acceleration for cash flow hedge unwind (other expense)	(36)	(28)
(1)Includes selected items representing a part of line items within the consolidated statements of income. Excludes line items adjusted in their entirety, such as securities gains and losses, gains and losses on the early extinguishment of debt, and costs classified as merger-related and restructuring charges.

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2022	2022	2022	2021	2021	2022	2021
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$3,613	$3,580	$3,674	$3,700	$3,795	$10,867	$11,416
Merger-related and restructuring charges, net	(62)	(121)	(216)	(212)	(172)	(399)	(610)
Gain (loss) on early extinguishment of debt	—	39	—	1	—	39	3
Incremental operating expense related to the merger	(90)	(117)	(202)	(215)	(191)	(409)	(556)
Amortization of intangibles	(140)	(143)	(137)	(143)	(145)	(420)	(431)
Charitable contribution	—	—	—	—	—	—	(200)
Professional fee accrual	—	—	—	—	(30)	—	(30)
Acceleration for cash flow hedge unwind	—	—	—	—	—	—	(36)
Efficiency Ratio Numerator - Adjusted	$3,321	$3,238	$3,119	$3,131	$3,257	$9,678	$9,556

Efficiency Ratio Denominator - Revenue (2) - GAAP	$5,847	$5,655	$5,325	$5,566	$5,598	$16,827	$16,730
Taxable equivalent adjustment	38	28	26	24	28	92	84
Securities (gains) losses	1	1	69	—	—	71	—
Gain on redemption of noncontrolling equity interest	—	—	(74)	—	—	(74)	—
Gains on divestiture of certain businesses	—	—	—	—	—	—	(37)
Efficiency Ratio Denominator - Adjusted	$5,886	$5,684	$5,346	$5,590	$5,626	$16,916	$16,777

Efficiency Ratio - GAAP	61.8%	63.3%	69.0%	66.5%	67.8%	64.6%	68.2%
Efficiency Ratio - Adjusted	56.4	57.0	58.3	56.0	57.9	57.2	57.0
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges, and other selected items. Truist’s management uses this measure in their analysis of the Corporation’s performance. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.
Truist Financial Corporation 19

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2022	2022	2022	2021	2021	2022	2021
Return on Average Tangible Common Shareholders’ Equity (1)
Net income available to common shareholders	$1,536	$1,454	$1,327	$1,524	$1,616	$4,317	$4,509
Plus: Amortization of intangibles, net of tax	107	109	105	110	113	321	331
Tangible net income available to common shareholders	$1,643	$1,563	$1,432	$1,634	$1,729	$4,638	$4,840

Average common shareholders’ equity	$56,813	$56,803	$60,117	$61,807	$62,680	$57,899	$62,215
Less: Average intangible assets, net of deferred taxes	29,035	29,173	28,905	27,523	27,149	29,038	26,686
Average tangible common shareholders’ equity	$27,778	$27,630	$31,212	$34,284	$35,531	$28,861	$35,529

Return on average common shareholders’ equity	10.7%	10.3%	9.0%	9.8%	10.2%	10.0%	9.7%
Return on average tangible common shareholders’ equity	23.5	22.7	18.6	18.9	19.3	21.5	18.2
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions, except per share data)	2022	2022	2022	2021	2021	2022	2021
Diluted EPS (1)
Net income available to common shareholders - GAAP	$1,536	$1,454	$1,327	$1,524	$1,616	$4,317	$4,509
Merger-related and restructuring charges	48	92	166	163	132	306	468
Securities (gains) losses	1	—	53	—	—	54	—
Loss (gain) on early extinguishment of debt	—	(30)	—	—	—	(30)	(3)
Incremental operating expenses related to the merger	69	89	155	165	147	313	427
Charitable contribution	—	—	—	—	—	—	153
Professional fee accrual	—	—	—	—	23	—	23
Acceleration for cash flow hedge unwind	—	—	—	—	—	—	28
Gain on redemption of noncontrolling equity interest	—	—	(57)	—	—	(57)	—
Net income available to common shareholders - adjusted	$1,654	$1,605	$1,644	$1,852	$1,918	$4,903	$5,605

Weighted average shares outstanding - diluted	1,336,659	1,338,864	1,341,563	1,343,029	1,346,854	1,339,071	1,351,712

Diluted EPS - GAAP	$1.15	$1.09	$0.99	$1.13	$1.20	$3.22	$3.34
Diluted EPS - adjusted	1.24	1.20	1.23	1.38	1.42	3.66	4.15
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist’s management uses this measure in their analysis of the Corporation’s performance. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
20 Truist Financial Corporation